T. Rowe Price Retirement Funds, Inc. 485BPOS

Exhibit 99.(j)(1)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of T. Rowe Price Retirement Funds, Inc. of our report dated July 17, 2026, relating to the financial statements and financial highlights, which appear in T. Rowe Price Retirement 2005 Fund, T. Rowe Price Retirement 2010 Fund, T. Rowe Price Retirement 2015 Fund, T. Rowe Price Retirement 2020 Fund, T. Rowe Price Retirement 2025 Fund, T. Rowe Price Retirement 2030 Fund, T. Rowe Price Retirement 2035 Fund, T. Rowe Price Retirement 2040 Fund, T. Rowe Price Retirement 2045 Fund, T. Rowe Price Retirement 2050 Fund, T. Rowe Price Retirement 2055 Fund, T. Rowe Price Retirement 2060 Fund, T. Rowe Price Retirement 2065 Fund, T. Rowe Price Retirement 2070 Fund, T. Rowe Price Retirement Balanced Fund, T. Rowe Price Target 2005 Fund, T. Rowe Price Target 2010 Fund, T. Rowe Price Target 2015 Fund, T. Rowe Price Target 2020 Fund, T. Rowe Price Target 2025 Fund, T. Rowe Price Target 2030 Fund, T. Rowe Price Target 2035 Fund, T. Rowe Price Target 2040 Fund, T. Rowe Price Target 2045 Fund, T. Rowe Price Target 2050 Fund, T. Rowe Price Target 2055 Fund, T. Rowe Price Target 2060 Fund, T. Rowe Price Target 2065 Fund, T. Rowe Price Target 2070 Fund, T. Rowe Price Retirement Blend 2005 Fund, T. Rowe Price Retirement Blend 2010 Fund, T. Rowe Price Retirement Blend 2015 Fund, T. Rowe Price Retirement Blend 2020 Fund, T. Rowe Price Retirement Blend 2025 Fund, T. Rowe Price Retirement Blend 2030 Fund, T. Rowe Price Retirement Blend 2035 Fund, T. Rowe Price Retirement Blend 2040 Fund, T. Rowe Price Retirement Blend 2045 Fund, T. Rowe Price Retirement Blend 2050 Fund, T. Rowe Price Retirement Blend 2055 Fund, T. Rowe Price Retirement Blend 2060 Fund, T. Rowe Price Retirement Blend 2065 Fund, and T. Rowe Price Retirement Blend 2070 Fund’s (forty-three of the funds constituting T. Rowe Price Retirement Funds, Inc.) Certified Shareholder Report on Form N-CSR for the year ended May 31, 2026. We also consent to the references to us under the headings “Financial Highlights”, “Independent Registered Public Accounting Firm”, and “Fund Service Providers” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Baltimore, Maryland
July 27, 2026